UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2020

Date of reporting period:  March 31, 2020

Item 1. Reports to Stockholders.

Port Street Quality Growth Fund
Institutional Class Shares — PSQGX

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.portstreetinvest.com/port-street-quality-growth-fund/about-the-fund/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-369-6220 or by sending an e-mail request to info@portstreetinvest.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-855-369-6220 or send an e-mail request to info@portstreetinvest.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Annual Report

www.portstreetinvest.com	March 31, 2020

(This Page Intentionally Left Blank.)

PORT STREET QUALITY GROWTH FUND

Dear Shareholders,

Thank you for the opportunity to report on the Fund’s strategy, performance, and outlook.

Quality Growth Fund Performance

For the twelve-months ending March 31, 2020, the Port Street Quality Growth Fund (“Quality Growth” or the “Fund”) returned -2.31%, while the S&P 500® Index returned -6.98%.

Our strategy’s performance compared to the benchmark did not come as a surprise given the type of stock market we’ve experienced these past twelve months. Volatility returned, and we saw major swings to the up and downside in the S&P 500® Index. In the First Quarter of 2020, the Fund took the opportunity to trim some of its largest positions and use that cash to purchase a number of new securities for the Fund. While the number of securities has grown in the last three months, our cash position remains nearly the same at 40% which has provided significant protection when the S&P 500® Index was down -19.60% in Q1 2020.

The past year has seen the Fund participate in up and down markets at rates we would expect – 70% capture in up markets and 33% capture in down ones- driven by both stock selection and cash.  We are proud to have delivered on expectations these past 12 months, particularly in a market environment when this is often most needed.

Looking forward, should the market continue to behave in a volatile manner, we would expect our portfolio to perform like it has during the last 12 months.  On the contrary, should volatility abate significantly or disappear entirely, and the market resume its Federal Reserve supported climb higher, we would expect to give back some of this out-performance we’ve achieved.

Quality Growth Fund Strategy

Quality Growth’s approach to investing focuses on those companies that can be purchased at market prices below their fair value with a record of consistent, above average profit growth, strong balance sheets, sustainable competitive advantages and capable management. The source of such growth is persistently above average profitability, which, when combined with a sensible policy relating to the payout of such profits and intelligent re-investment, results in the compounding of retained earnings and long-term growth. Quality Growth’s investment strategy is designed to grow purchasing power in excess of inflation and outperform the general market over time while mitigating losses during periods of economic adversity.

Outlook

With an economic slow-down at hand abroad as a result of a catalyst event, US economic outlook is impossible to predict. Federal Reserve activity is at an all-time high, and the volatility associated with uncertainty has returned. The Federal Reserve has cut rates to zero again and has made it clear it will do anything in its power to backstop the economy. In spite of significant contraction in GDP and consumer confidence, stocks have rebounded from the March 2020 lows, and while S&P 500® Index aggregate earnings are completely uncertain, stock prices have erased most of their losses.

Port Street Investments, alongside our sub-advisor Saratoga Research and Investment Management, continue to believe many of the stocks we want to own are overvalued and our continued investment in short-term Treasuries remains a prudent investment.

Like the recession that came quickly in 2008, we have seen a catalyst event eviscerate consumer confidence and are witnessing the Federal Reserve trying it’s best to incentivize the almighty American consumer to consume.

PORT STREET QUALITY GROWTH FUND

For active managers like us, as long as equity markets and valuations continue to rise, the investable universe of great businesses priced below their intrinsic value continue to shrink. Because we are trying to maximize returns on every dollar we deploy, we remain strictly disciplined on the price we pay and the risk we’re taking to own a business.

We fully expect our disciplined approach to prevent us from fully participating in bull markets.  Importantly, however, we also expect this discipline to prevent us from permanent capital impairment when a long-anticipated revaluation of assets occurs.  Furthermore, we expect that regardless of timing and direction, the capital preservation bias underlying our strategy will allow us the potential to better protect capital in down periods and in turn seek to better compound capital over full market cycles.

Thank you for your trust and confidence in our stewardship.

Graham Pierce	Douglas Allison, CFA
CEO	President

Diversification does not assure a profit nor protect against a loss in a declining market.

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Must be Preceded or Accompanied by a Prospectus.

The S&P 500® Index is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. It is not possible to directly invest in an index.

Fund holdings and sector allocations are subject to change and should not be considered to be a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedules of Investments in this report.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-and mid-capitalization companies involve additional risks such as limited liquidity and greater volatility than large capitalization companies. Investments in foreign securities involve greater volatility; political, economic and currency risks; and differences in accounting methods. The Fund may have a relatively high concentration of assets in a single or smaller number of securities which can result in reduced diversification and greater volatility. The Fund will bear its share of expenses and the underlying risks of investments in Exchange Traded Funds (“ETFs”) and other investment companies. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.

Port Street Funds are distributed by Quasar Distributors, LLC.

PORT STREET QUALITY GROWTH FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-855-369-6220. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – as of march 31, 2020

				Since
	1 Year	3 Year	5 Year	Inception(1)
Port Street Quality Growth Fund	-2.31%	4.83%	4.94%	5.13%
S&P 500® Index(2)	-6.98%	5.10%	6.73%	7.70%

(1)	The Fund commenced operations on April 1, 2014.
(2)
The S&P 500® Index is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. It is not possible to directly invest in an index.

The following is expense information for the Fund as disclosed in the most recent prospectus dated July 29, 2019:  Gross Expenses: 1.16%, Net Expenses: 0.97%.

Port Street Investments, LLC (the “Adviser”) has contractually agreed to reduce its management fees, and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and other transactional expenses, and extraordinary expenses) do not exceed 0.97% of the Fund’s average daily net assets. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board. After July 28, 2020, the annual operating expenses for the Fund will not exceed 1.15% of the Fund’s average daily net assets. Thereafter, the agreement may be terminated at any time upon 60 days’ written noticed by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

PORT STREET QUALITY GROWTH FUND

Expense Example (Unaudited)
March 31, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2019 – March 31, 2020).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(10/1/2019)	(3/31/2020)	(10/1/2019 to 3/31/2020)
Institutional Class Actual(2)	$1,000.00	$ 946.50	$4.72
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.15	$4.90

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.97% multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended March 31, 2020 of -5.35%.

PORT STREET QUALITY GROWTH FUND

Sector Allocation(1) (Unaudited)
as of March 31, 2020
(% of net assets)

Top Ten Equity Holdings(1) (Unaudited)
as of March 31, 2020
(% of net assets)

Berkshire Hathaway, Inc., Class B	4.1%
Novo Nordisk – ADR	3.9%
United Technologies Corporation	3.9%
Oracle Corporation	3.5%
Walt Disney Co.	3.4%
Microsoft Corp.	3.2%
C.H. Robinson Worldwide, Inc.	3.1%
Cisco Systems, Inc.	3.1%
Apple, Inc.	3.0%
Cognizant Technology Solutions Corp., Class A	3.0%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

PORT STREET QUALITY GROWTH FUND

Schedule of Investments
March 31, 2020

	Shares	Value
COMMON STOCKS — 60.8%

Communication Services — 5.5%
Alphabet, Inc., Class A*	2,100	$2,440,095
Walt Disney Co.	40,100	3,873,660
		6,313,755

Consumer Discretionary — 3.5%
NIKE, Inc., Class B	24,600	2,035,404
Starbucks Corporation	30,500	2,005,070
		4,040,474

Consumer Staples — 6.1%
Coca-Cola Co.	80	3,540
PepsiCo, Inc.	14,500	1,741,450
Procter & Gamble Co.	15,700	1,727,000
Reckitt Benckiser Group plc — ADR	119,400	1,839,357
Walmart, Inc.	15,600	1,772,472
		7,083,819

Financials — 4.1%
Berkshire Hathaway, Inc., Class B*	25,600	4,680,448

Health Care — 12.0%
Becton, Dickinson & Co.	3,500	804,195
Biogen, Inc.*	10,800	3,416,904
Johnson & Johnson	13,200	1,730,916
Medtronic plc	19,300	1,740,474
Novo Nordisk — ADR	74,600	4,490,920
Varian Medical Systems, Inc.*	16,600	1,704,156
		13,887,565

Industrials — 11.5%
3M Co.	12,700	1,733,677
C.H. Robinson Worldwide, Inc.	54,800	3,627,760
Expeditors International of Washington, Inc.	25,600	1,708,032
General Dynamics Corporation	13,200	1,746,492
United Technologies Corporation	47,100	4,442,943
		13,258,904

Information Technology — 17.1%
Accenture plc, Class A	9,100	1,485,666
Apple, Inc.	13,800	3,509,202
Cisco Systems, Inc.	90,700	3,565,417
Cognizant Technology Solutions Corporation, Class A	74,400	3,457,368

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Schedule of Investments – Continued
March 31, 2020

	Shares	Value
Information Technology — 17.1% (Continued)
Microsoft Corporation	23,200	$3,658,872
Oracle Corporation	84,600	4,088,718
		19,765,243

Materials — 1.0%
International Flavors & Fragrances, Inc.	10,898	1,112,468
Total Common Stocks
(Cost $59,691,107)		70,142,676

	Par
SHORT-TERM INVESTMENTS — 25.4%
U.S. Treasury Bills
0.021%, 4/23/2020 (a)(b)	$13,500,000	13,499,823
0.054%, 5/21/2020 (a)(b)	15,800,000	15,798,793
Total Short-Term Investments
(Cost $29,254,689)		29,298,616
Total Investments — 86.2%
(Cost $88,945,796)		99,441,292
Other Assets and Liabilities, Net — 13.8%		15,915,444
Total Net Assets — 100.0%		$115,356,736

ADR — American Depositary Receipt
plc — Public Limited Company
*	Non-income producing security
(a)	Rate shown is the effective yield as of March 31, 2020.
(b)	Level 2 security.

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Statement of Assets and Liabilities
March 31, 2020

ASSETS:
Investments, at value
(Cost: $88,945,796)	$99,441,292
Cash	17,788,572
Dividends & interest receivable	112,456
Receivable for capital shares sold	388,122
Prepaid expenses	18,545
Total assets	117,748,987

LIABILITIES:
Payable for investment securities purchased	2,251,384
Payable to investment adviser	52,068
Payable for fund administration & accounting fees	17,996
Payable for capital shares redeemed	15,005
Payable for compliance fees	3,453
Payable for transfer agent fees & expenses	10,089
Payable for custody fees	2,101
Payable for trustee fees	3,717
Accrued shareholder servicing fees	9,158
Accrued expenses	27,280
Total liabilities	2,392,251

NET ASSETS	$115,356,736

NET ASSETS CONSIST OF:
Paid-in capital	$102,727,169
Total distributable earnings	12,629,567
Net assets	$115,356,736

Net assets	$115,356,736
Shares issued and outstanding(1)	8,935,964
Net asset value, redemption price and offering price per share	12.91

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Statement of Operations
For the Year Ended March 31, 2020

INVESTMENT INCOME:
Dividend income	$1,270,134
Less: Foreign taxes withheld	(13,793)
Interest income	758,972
Total investment income	2,015,313

EXPENSES:
Investment adviser fees (See Note 4)	984,180
Fund administration & accounting fees (See Note 4)	110,844
Shareholder servicing fees (See Note 5)	88,731
Transfer agent fees & expenses (See Note 4)	56,602
Federal & state registration fees	26,879
Other expenses	19,210
Compliance fees (See Note 4)	18,973
Audit fees	17,003
Legal fees	15,280
Trustee fees	14,237
Custody fees (See Note 4)	12,560
Postage & printing fees	10,329
Insurance expense	1,717
Total expenses before waiver	1,376,545
Less: waiver from investment adviser (See Note 4)	(243,851)
Net expenses	1,132,694

NET INVESTMENT INCOME	882,619

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	2,675,515
Net change in unrealized appreciation/depreciation on investments	(6,296,923)
Net realized and unrealized loss on investments	(3,621,408)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,738,789)

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
OPERATIONS:
Net investment income	$882,619	$730,979
Net realized gain on investments	2,675,515	991,790
Net change in unrealized appreciation/depreciation
on investments	(6,296,923)	5,326,611
Net increase (decrease) in net assets resulting from operations	(2,738,789)	7,049,380

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	33,137,817	28,427,430
Proceeds from reinvestment of distributions	1,197,715	1,154,241
Payments for shares redeemed	(24,752,767)	(21,596,273)
Net increase in net assets resulting
from capital share transactions	9,582,765	7,985,398

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(1,673,394)	(1,649,622)

TOTAL INCREASE IN NET ASSETS	5,170,582	13,385,156

NET ASSETS:
Beginning of year	110,186,154	96,800,998
End of year	$115,356,736	$110,186,154

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Financial Highlights

For a Fund share outstanding throughout the years.

	Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	March 31,	March 31,		March 31,	March 31,		March 31,
	2020	2019		2018	2017		2016
PER SHARE DATA:
Net asset value, beginning of year	$13.40	$12.73		$11.62	$10.97		$10.61
Investment operations:
Net investment income (loss)	0.10	0.09		0.03	0.00	(1)	(0.00	)(1)
Net realized and unrealized gain
(loss) on investments	(0.39)	0.79		1.15	0.72		0.39
Total from investment operations	(0.29)	0.88		1.18	0.72		0.39
Less distributions from:
Net investment income	(0.11)	(0.07)		(0.02)	(0.00	)(1)	(0.00	)(1)
Net realized gains	(0.09)	(0.14)		(0.05)	(0.07)		(0.03)
Total distributions	(0.20)	(0.21)		(0.07)	(0.07)		(0.03)
Net asset value, end of year	$12.91	$13.40		$12.73	$11.62		$10.97

TOTAL RETURN	-2.31%	7.07%		10.13%	6.57%		3.65%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$115.4	$110.2		$96.8	$53.2		$44.1
Ratio of expenses to
average net assets:
Before expense reimbursement/
waiver/recoupment	1.18%	1.16%		1.19%	1.34%		1.59%
After expense reimbursement/
waiver/recoupment	0.97%	1.13	%(2)	1.15%	1.15%		1.15%
Ratio of net investment income
(loss) to average net assets:
After expense reimbursement/
waiver/recoupment	0.76%	0.72%		0.23%	0.06%		(0.04)%

Portfolio turnover rate	15%	6%		2%	12%		9%

(1)	Amount per share is less than $0.005.
(2)	Prior to February 13, 2019, the annual expense limitation was 1.15% of the average daily net assets of the Fund. Thereafter it was 0.97%.

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements
March 31, 2020

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Port Street Quality Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is total return.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The Fund commenced operations on April 1, 2014.  The Fund currently offers an Institutional Class.  Institutional Class shares are subject to a 0.10% shareholder servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the year ended March 31, 2020, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the year ended March 31, 2020, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for the tax years prior to the year ended March 31, 2017.

Security Transactions, Income and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.  For the year ended March 31, 2020, the Fund increased paid-in capital by $276,619 and decreased distributable earnings by $276,619. The reclassification was due to the Fund’s utilization of earnings and profits distributed to shareholders as part of the dividends paid deduction.

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements – Continued
March 31, 2020

Expenses – Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their NAV per share and are categorized in Level 1 of the fair value hierarchy. U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. These securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Equity Securities – Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements – Continued
March 31, 2020

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its NAV per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$70,142,676	$—	$—	$70,142,676
Short-Term Investments	—	29,298,616	—	29,298,616
Total Investments in Securities	$70,142,676	$29,298,616	$—	$99,441,292

Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Port Street Investments, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% on the first $100 million of net assets, 0.80% on the next $150 million of net assets, 0.75% on the next $500 million of net assets, and 0.70% on net assets over $750 million.

The Adviser has engaged Saratoga Research & Investment Management (the “Sub-Adviser”) as the Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. Fees associated with these services are paid to the Sub-Adviser by the Adviser.

The Adviser has contractually agreed to waive its management fees, and pay Fund expenses, in order to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 0.97% of the Fund’s average daily net assets.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment.  The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board. After July 28, 2020, the annual operating expenses for the Fund will not exceed 1.15% of the Fund’s average daily net assets.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
April 2020 – March 2021	$32,969
April 2021 – March 2022	$47,188
April 2022 – March 2023	$243,851

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements – Continued
March 31, 2020

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees incurred by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended March 31, 2020, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

5.  SHAREHOLDER SERVICING FEES

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay a servicing fee at a maximum annual rate of 0.10% of the average daily net assets of the Institutional Class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended March 31, 2020, the Fund incurred $88,731 in shareholder servicing fees under the Agreement.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
Shares sold	2,434,565	2,180,276
Shares issued to holders in reinvestment of dividends	83,639	93,461
Shares redeemed	(1,803,686)	(1,657,546)
Net increase in shares outstanding	714,518	616,191

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements – Continued
March 31, 2020

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended March 31, 2020, were as follows:

	Purchases	Sales
U.S. Government Securities	$—	$—
Other	$19,181,222	$10,896,682

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at March 31, 2020, were as follows:

Aggregate Gross	Aggregate Gross	Net	Federal Income
Appreciation	Depreciation	Appreciation	Tax Cost
$13,737,100	$(3,249,807)	$10,487,293	$88,953,999

Any difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales.

At March 31, 2020, components of distributable earnings on a tax-basis were as follows:

Undistributed	Undistributed	Unrealized	Total Distributable
Ordinary Income	Long-Term Capital Gains	Appreciation	Earnings
$229,771	$1,912,503	$10,487,293	$12,629,567

As of March 31, 2020, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended March 31, 2020, the Fund did not defer any qualified late year losses.

The tax character of distributions paid during the year ended March 31, 2020 were as follows:

Ordinary	Long-Term
Income*	Capital Gains	Total
$1,135,361	$538,033	$1,673,394

The tax character of distributions paid during the year ended March 31, 2019 were as follows:

Ordinary	Long-Term
Income*	Capital Gains	Total
$631,652	$1,017,970	$1,649,622

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements – Continued
March 31, 2020

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2020, Charles Schwab & Co., Inc., for the benefit of its customers, owned 37.54% of the outstanding shares of the Fund.

10.  SUBSEQUENT EVENTS

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

PORT STREET QUALITY GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Port Street Quality Growth Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Port Street Quality Growth Fund (the “Fund”), a series of Managed Portfolio Series, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2014.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 28, 2020

PORT STREET QUALITY GROWTH FUND

Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited)
March 31, 2020

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2020, the Trust’s Board of Trustees (“Board”), each of whom were present in person, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Port Street Investments, LLC (“Port Street” or “Adviser”) regarding the Port Street Quality Growth Fund (the “Fund”) (the “Investment Advisory Agreement”) and the Investment Sub-Advisory Agreement between Port Street and Saratoga Research & Investment Management (“Saratoga” or “Sub-Adviser”) regarding the Fund (the “Investment Sub-Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 7, 2020, the Trustees received and considered information from Port Street, Saratoga, and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement and Investment Sub-Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services provided by Port Street and Saratoga with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Port Street and Saratoga; (3) costs of the services provided by Port Street and Saratoga and the profits realized by Port Street from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment accounts with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Port Street and Saratoga resulting from their relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at a telephonic presentation by representatives from Port Street, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Port Street as set forth in the Investment Advisory Agreement, and between Port Street and Saratoga as set forth in the Investment Sub-Advisory Agreement, as each agreement relates to the Fund, continue to be fair and reasonable in light of the services that Port Street and Saratoga perform, the investment advisory fees that each receives for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Port Street provides under the Investment Advisory Agreement, noting that such services and responsibilities differ from those of the Sub-Adviser, and include, but are not limited to, the following with respect to the Fund: (1) providing for and supervising the general management and investment of the Fund’s securities portfolio through the use of a sub-adviser; (2) investing or overseeing the Sub-Adviser’s investment of the Fund’s assets consistent with the Fund’s

PORT STREET QUALITY GROWTH FUND

Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited) – Continued
March 31, 2020

investment objective and investment policies, and evaluating the Sub-Adviser’s performance results with respect to the Fund; (3) directly managing any portion of the Fund’s assets that the Adviser determines not to allocate to the Sub-Adviser and, with respect to such portion, determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (4) voting or overseeing the Sub-adviser’s voting of all proxies with respect to the Fund’s portfolio securities; (5) maintaining and overseeing the Sub-Adviser’s maintenance of the required books and records for transactions that Port Street and/or Saratoga effected on behalf of the Fund; (6) selecting or overseeing the Sub-Adviser’s selection of broker-dealers to execute orders on behalf of the Fund; and (7) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws, and overseeing the Sub-Adviser’s completion of the same.  As part of that considerations the Trustees noted that the Adviser had currently allocated day-to-day portfolio management of all of the Fund’s assets to the Sub-Adviser. The Trustees noted Port Street’s capitalization and the fact that Port Street is under common control with Beacon Pointe Advisors, LLC (“Beacon Pointe”), a registered investment adviser with significant assets under management, and that Beacon Pointe and other Port Street affiliates have provided resources and support to Port Street. The Trustees also noted that Beacon Pointe Holdings, LLC, the parent company of Port Street and Beacon Pointe, has agreed to guarantee Port Street’s operating expense reimbursement obligations to the Fund. The Trustees also noted that the Trust and Adviser have obtained exemptive relief to allow the Adviser to operate the Fund in a “manager of managers” structure, which enables the Adviser to terminate and replace a sub-adviser without requesting shareholder approval. The Trustees considered the investment philosophy of Port Street’s portfolio managers and their investment industry experience. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Port Street provides to the Fund under the Investment Advisory Agreement.

Similar to the review of Port Street, the Trustees considered the scope of distinct services that Saratoga provides under the Investment Sub-Advisory Agreement with respect to such portions of the Fund that the Adviser allocates to Saratoga’s management, and subject to the Adviser’s oversight, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting proxies, if any, with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions Saratoga effected on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered Saratoga’s assets under management and its capitalization.  The Trustees noted the investment philosophy of Saratoga’s portfolio manager and his significant portfolio management experience.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Saratoga provides to the Fund under the Investment Sub-Advisory Agreement.

Fund Historical Performance and the Overall Performance of Port Street and Saratoga.  In assessing the quality of the portfolio management delivered by Port Street and Saratoga, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to appropriate benchmark indices, the Fund’s peer funds according to Morningstar classifications, and the composite of separate accounts that Saratoga manages utilizing a similar investment strategy as that of the Fund. The Trustees observed that Port Street does not manage other accounts utilizing a similar investment strategy as that of the Fund for purposes of conducting a performance comparison.  The Trustees noted that the Fund had underperformed its peer group median and average and benchmark index over the year-to-date, one-year, three-year and five-year periods ended October 31, 2019.  The Trustees took into account that the Fund’s strategy contemplates the Fund holding a significant cash position, which impacted relative performance during recent market conditions. The Trustees also took into account that the Fund had achieved positive returns since inception. The Trustees then observed that the investment performance of Saratoga’s similarly managed account composite generally tracked the Fund’s performance.

PORT STREET QUALITY GROWTH FUND

Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited) – Continued
March 31, 2020

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund pays to Port Street under the Investment Advisory Agreement, as well as Port Street’s profitability analysis for services that Port Street rendered to the Fund during the 12 months ending September 30, 2019.  The Trustees also considered the effect of an expense limitation agreement on Port Street’s compensation and that Port Street has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees observed that Port Street does not manage other accounts utilizing a similar investment strategy as that of the Fund for purposes of conducting a management fee comparison. The Trustees concluded that Port Street’s service relationship with the Fund had yielded a reasonable profit for Port Street.

The Trustees also considered the annual sub-advisory fee that Port Street pays to Saratoga under the Investment Sub-Advisory Agreement.  While the Trustees noted the management fees Saratoga charges to separately managed accounts with similar investment strategies and similar asset levels to those of the Fund are generally higher than the sub-advisory fee for the Fund, the Trustees also noted the scope of services that Saratoga provides to the Fund pursuant to the Investment Sub-Advisory Agreement are more limited than the services Saratoga provides to these separately managed accounts.  The Trustees noted that because the sub-advisory fees are paid by Port Street, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to Saratoga.  Consequently, the Trustees did not consider the costs of services provided by Saratoga or the profitability of their relationship with the Fund to be material factors for consideration given that Saratoga is not affiliated with Port Street and, therefore, the sub-advisory fees were negotiated on an arm’s length basis.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by the Fund and those of funds in the same Morningstar peer group.  The Trustees noted the Fund’s management fee was higher than the peer group median and average.  They also considered the total expenses of the Fund (after waivers and expense reimbursements) were higher than the peer group median and average. The Trustees took into account that the advisory fees and total expenses (after waivers and expense reimbursements) borne by the Fund were well within the range of that borne by funds in the benchmark category. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Port Street’s advisory fee and the portion of such fee that it allocates to Saratoga continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund would benefit from any economies of scale and noted the investment advisory fee for the Fund contains breakpoints.  The Trustees noted Port Street anticipates realizing certain economies of scale if Fund assets should increase materially from current levels and that the breakpoint structure of the investment advisory fee will share such economies of scale with shareholders.  The Trustees noted the fact that the Fund’s assets are too low to consider whether the current breakpoint structure is appropriate at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser or the Sub-Adviser, and their affiliates, from their respective relationships with the Fund. The Trustees noted neither Port Street nor Saratoga utilizes soft dollar arrangements with respect to portfolio transactions and do not use affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees considered that the Adviser or the Sub-Adviser may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Port Street and Saratoga do not receive additional material benefits from their relationship with the Fund.

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited)
March 31, 2020

TRUSTEES AND OFFICERS

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite Term;	39	Retired, Chief Financial	Independent
615 E. Michigan St.	Independent	Since		Officer, Robert W. Baird	Trustee, ETF
Milwaukee, WI 53202	Trustee	April 2011		& Co. Incorporated	Series Solutions
Year of Birth: 1946	and Audit			(2000-2011).	(50 Portfolios)
	Committee				(2012-Present)
Chairman

David A. Massart	Trustee and	Indefinite Term;	39	Co-Founder and Chief	Independent
615 E. Michigan St.	Valuation	Since		Investment Strategist,	Trustee, ETF
Milwaukee, WI 53202	Committee	April 2011		Next Generation Wealth	Series Solutions
Year of Birth: 1967	Chairman			Management, Inc.	(50 Portfolios)
				(2005-Present).	(2012-Present)

David M. Swanson	Trustee	Indefinite Term;	39	Founder and Managing	Independent
615 E. Michigan St.		Since		Principal, SwanDog	Trustee, ALPS
Milwaukee, WI 53202		April 2011		Strategic Marketing, LLC	Variable
Year of Birth: 1957				(2006-Present). Executive	Investment Trust
				Vice President, Calamos	(10 Portfolios)
				Investments (2004-2006).	(2006-Present);
Independent
Trustee,
RiverNorth
Opportunities
Closed-End
Fund
(2015-Present)

Interested Trustee
Robert J. Kern*	Chairman,	Indefinite Term;	39	Retired, Executive	None
615 E. Michigan St.	and Trustee	Since		Vice President, U.S.
Milwaukee, WI 53202		January 2011		Bancorp Fund Services,
Year of Birth: 1958				LLC (1994-2018).

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited) – Continued
March 31, 2020

TRUSTEES AND OFFICERS

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Officers

Brian R. Wiedmeyer	President	Indefinite Term;	N/A	Vice President, U.S.	N/A
615 E. Michigan St.	and	Since		Bancorp Fund Services,
Milwaukee, WI 53202	Principal	November 2018		LLC (2005-Present).
Year of Birth: 1973	Executive
Officer

Deborah Ward	Vice	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	President,	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Chief	April 2013		(2004-Present).
Year of Birth: 1966	Compliance
Officer and
Anti-Money
Laundering
Officer

Benjamin Eirich	Treasurer,	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Principal	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Financial	August 2019		LLC (2008-Present).
Year of Birth: 1981	Officer and	(Treasurer);
	Vice	Since
	President	November 2018
(Vice President)

Thomas A. Bausch, Esq.	Secretary	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.		Since		Fund Services, LLC (2016-
Milwaukee, WI 53202		November 2017		Present); Associate, Godfrey
Year of Birth: 1979				& Kahn S.C. (2012-2016).

Douglas Schafer	Vice	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	President	Since May 2016		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	and	(Assistant		LLC (2002-Present).
Year of Birth: 1970	Assistant	Treasurer);
	Treasurer	Since
November 2018
(Vice President)

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited) – Continued
March 31, 2020

TRUSTEES AND OFFICERS

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Michael Cyr II, CPA	Assistant	Indefinite Term;	N/A	Officer, U.S. Bancorp Fund	N/A
615 E. Michigan St.	Treasurer	Since		Services, LLC (2013-Present).
Milwaukee, WI 53202	and	August 2019
Year of Birth: 1992	Vice
President

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC.

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited) – Continued
March 31, 2020

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Form N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q or Part F of Form N-PORT is available without charge upon request by calling 1-855-369-6220.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-369-6220.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-369-6220, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended March 31, 2020, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% for the Fund. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2020 was 97.19% for the Fund.  The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 16.99%.

PORT STREET QUALITY GROWTH FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Port Street Investments, LLC
24 Corporate Plaza, Suite 150
Newport Beach, CA 92660

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-369-6220.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended March 31, 2020, and March 31, 2019, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2020	FYE 3/31/2019
Audit Fees	$14,000	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 3/31/2020	FYE 3/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2020	FYE 3/31/2019
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.
(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant.  There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Managed Portfolio Series

By (Signature and Title)*                    /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date     June 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer President

Date     June 8, 2020

By (Signature and Title)*                    /s/ Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date     June 8, 2020

* Print the name and title of each signing officer under his or her signature.